Exhibit 99.6
CONSENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-59210, 333-71596, 333-118113 and 333-130406) and on Form S-3 (Nos. 333-46055, 33-38869, 333-45377, 333-56873, 333-62156, 333-69294, 333-82212, 333-121502, 333-121504, 333-125077, 333-131393, 333-135816, 333-135962 and 333-137093) of Vector Group Ltd. of our report dated February 29, 2008 relating to the financial statements and financial statement schedule of Liggett Group LLC, which appears in this Current Report on Form 8-K/A of Vector Group Ltd.
/s/ PricewaterhouseCoopers LLP
Raleigh, North Carolina
April 4, 2008